UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):              February 13, 2009

Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	39-1600938
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

6737 West Washington Street, Suite 2250
Milwaukee, Wisconsin	53214
(Address of Principal Executive Offices)	(ZIP Code)

(414) 977-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On February 13, 2009, Merge Healthcare Incorporated (the “Registrant”) issued a News Release announcing that the board of directors of Merge Cedara ExchangeCo Limited, a subsidiary of Merge Technologies Holdings Co. and an indirect subsidiary of the Registrant, has set April 15, 2009 as the redemption date for its outstanding exchangeable shares.  This redemption will not impact the shares used to calculate the quarterly or year-to-date earnings per share ("EPS") of the Registrant as the exchangeable shares are already included within such calculation.

A copy of the Registrant’s News Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 News Release of the Registrant dated February 13, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

February 17, 2009	/s/ Steven M. Oreskovich
By: Steven M. Oreskovich
Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Exhibit 99.1 News Release dated February 13, 2009